SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

  [   ] Preliminary Proxy Statement
  [   ] Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
  [ X ] Definitive Proxy Statement
  [   ] Definitive Additional Materials
  [   ] Soliciting Material Pursuant to Section 240.14a-11(c)
        or Section 240.14a-12
--------------------------------------------------------- --------
                    Summit Mutual Funds, Inc.
                    -------------------------
         (Name of Registrant as Specified in its Charter)
------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)
------------------------------------------------------------------
Payment of Filing Fee (Check appropriate box):

  [ X ] No fee required
  [   ] Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.

        (1) Title of Each class of securities to which transaction applies:

        __________________________________________________________

        (2) Aggregate number of securities to which transaction applies:

        __________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
        (set forth the amount on which the filing fee is calculated and state how it was determined):

        __________________________________________________________

        (4) Proposed maximum aggregate value of transaction:

__________________________________________________________________

        (5) Total fee paid:

        __________________________________________________________

  [   ] Fee paid previously with preliminary materials.

  [   ] Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        __________________________________________________________
        (2) Form, Schedule or Registration No.:

        __________________________________________________________
        (3) Filing Party:

        __________________________________________________________
        (4) Date Filed:

        __________________________________________________________

                     SUMMIT MUTUAL FUNDS, INC.

                          March 27, 2002


Dear Shareholder:

     The attached proxy statement relates to a special meeting of shareholders of the Money Market Fund (the "Fund") of Summit
Mutual Funds, Inc. (the "Company").

     The proxy statement seeks approval of a new subadvisory agreement (the "Subadvisory Agreement") between Summit Investment Partners, Inc. (the "Adviser") and Deutsche Investment Management Americas Inc. ("Deutsche") relating to investment management of the Fund.

     Because the Subadvisory Agreement is identical to the subadvisory agreement currently in place, it would have no impact on the investment advisory fees paid by the Fund. Shareholder approval of the Subadvisory Agreement is being sought solely because there will soon be a change in control of Scudder that will cause the prior subadvisory agreement to terminate automatically.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE SUBADVISORY AGREEMENT. The Board of Directors believes that the change in control of Scudder should not affect its ability to manage the Fund's investments and that it is appropriate to approve the continued management of those investments by the entity that acquires Scudder. The attached proxy materials provide more information about the proposed approval of the Subadvisory Agreement. After reviewing those materials, please complete, date, and sign your proxy card and return it in the enclosed postage prepaid envelope today.


                              Very truly yours,

                              /s/ Steven R. Sutermeister

                              Steven R. Sutermeister
                              President
                              Summit Mutual Funds, Inc.

                 SUMMIT MUTUAL FUNDS, INC.

                         NOTICE OF
             SPECIAL MEETING OF SHAREHOLDERS
               TO BE HELD ON APRIL 8, 2002

To The Shareholders:

     A special meeting of shareholders of the Money Market Fund (the "Fund") of Summit Mutual Funds, Inc. (the "Company") will be held on Monday, April 8, 2002, at 9:00 a.m., Eastern Time, at the Queen City Club, 331 East Fourth Street, Cincinnati, Ohio, 45202, for the purpose of approving a new subadvisory agreement (the "Subadvisory Agreement") between Summit Investment Partners, Inc. (the "Adviser") and Deutsche Investment Management Americas, Inc. ("Deutsche"), a subsidiary of Deutsche Asset Management, relating to investment management of the Fund by Deutsche.

     You are entitled to vote the shares of the Fund that you owned at the close of business on March 15, 2002. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ALL PROPERLY EXECUTED PROXY CARDS MUST BE RECEIVED BY 2:00 P.M., EASTERN TIME, ON APRIL 5, 2002.


                              By Order of the Board of Directors,



                              John F. Labmeier
                              Secretary
                              Summit Mutual Funds, Inc.
March 27, 2002
Cincinnati, Ohio

---------------------------------------------------------------
|                    YOUR VOTE IS IMPORTANT
|              NO MATTER HOW MANY SHARES YOU OWN

|  Please indicate your voting instructions on the enclosed    |
|  proxy card, sign and date the card, and return it in the    |
|  envelope provided.  We ask your cooperation in returning    |
| your proxy card promptly. Unless proxy cards submitted by | | corporations and partnerships are signed by the appropriate | | person(s) as indicated in the voting instructions on the |
|  proxy card, they will not be voted.                         |
---------------------------------------------------------------

                    SUMMIT MUTUAL FUNDS, INC.

                    312 Elm Street Suite 1212
                      Cincinnati, Ohio 45202
                   (Toll Free) 1-877-546-3863
----------------------------------------------------------------
                         PROXY STATEMENT

                 Special Meeting of Shareholders
                          April 8, 2002
                            9:00 a.m.

                        VOTING INFORMATION

     This Proxy Statement is being furnished to shareholders of the Money Market Fund (the "Fund") of Summit Mutual Funds, Inc. (the "Company") in connection with the solicitation of proxies from shareholders of the Company by the Board of Directors of the Company (the "Board") for use at a special meeting of shareholders of the Company to be held on Monday, April 8, 2002, at 9:00 a.m., Eastern Time (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement will be mailed to shareholders on or about March 27, 2002.

     PROXY PROCEDURES. The Board has fixed the close of business on March 15, 2002 as the record date. A majority of the shares outstanding of the Fund represented in person or by proxy, must be present for the transaction of business for the Fund at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal in opposition of such an adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such an adjournment if a quorum is present, sufficient votes have been received, and it is otherwise appropriate.

     Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a proposal is not approved by the requisite vote of shareholders of the Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Abstentions will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or adjournment of the Meeting. Accordingly, abstentions effectively will be a vote against adjournment or against a proposal. Abstentions will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact, by 2:00 p.m., Eastern Time, on April 5, 2002. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approving the Subadvisory Agreement. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Company prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person, you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     The cost of the solicitation of proxies will be borne by Deutsche. Proxies will be solicited by mail. Proxies may be revoked at any time before they are voted.

     ELIGIBLE VOTERS.  Only shareholders of the Fund may vote.

     REPORTS. Copies of the Company's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to the Fund's Principal Underwriter, Carillon Investments, Inc., 1876 Waycross Road, Cincinnati, Ohio 45240, or by calling toll-free 1-800-999-1840.

Outstanding Shares.  As of March 15, 2002, the Fund had
87,610,384.86 shares of common stock outstanding.

Principal Shareholders. As of March 15, 2002, the following persons owned more than 5% of the outstanding shares of the Fund. This level of share ownership is considered to be a "principal shareholder" relationship with the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares that are owned "of record" are held in the name of the person indicated, but may be held for the benefit of other persons (such as variable contract holders). Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

                                                             Percent of Fund
Owner                     Basis of Ownership                 shares owned
The Union Central         Union Central Separate Accounts      98.6%
Life Insurance Company
("Union Central")


IT IS ANTICIPATED THAT UNION CENTRAL WILL HAVE VOTING CONTROL OF
THE FUND AND CONSEQUENTLY COULD APPROVE THE SUBADVISORY
AGREEMENT, REGARDLESS OF THE VIEWS OF OTHER SHAREHOLDERS.

                        THE PROPOSAL

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN SUMMIT INVESTMENT
PARTNERS, INC. AND DEUTSCHE RELATING TO INVESTMENT MANAGEMENT OF
THE FUND

     Zurich Scudder Investments, Inc. ("Scudder") acts as the subadviser to the Fund pursuant to a subadvisory agreement entered into by the Adviser and Scudder (the "Current Subadvisory Agreement"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction."

     Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion in assets in open- and closed-end investment company assets managed in the United States. Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Current Subadvisory Agreement. As required by the 1940 Act, the Current Subadvisory Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new subadvisory agreement between the Adviser and Deutsche is being proposed for approval by shareholders of the Fund (the "Subadvisory Agreement"). The form of the Subadvisory Agreement is attached hereto as Exhibit A. THE TERMS OF THE SUBADVISORY AGREEMENT ARE IDENTICAL TO THOSE OF THE CURRENT SUBADVISORY AGREEMENT. The material terms of the Subadvisory Agreement are described under "Description of the Subadvisory Agreement" below. In the event that the Transaction does not, for any reason, occur, the Current Subadvisory Agreement will continue in effect in accordance with its terms. The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates, has been provided to the Company by Zurich Financial and Deutsche Bank.

Board Approval and Recommendation

     On March 1, 2002, the Company's Board of Directors, including each director who is not an "interested person" (an "Interested Person") of the Adviser, Scudder, Deutsche Bank or the Company within the meaning of the 1940 Act (each is referred to as an "Independent Director"), voted unanimously to approve the Subadvisory Agreement and to recommend its approval to shareholders. For information about the Boards' deliberations and the reasons for their recommendation, please see "Board Considerations" below.

THE BOARD UNANIMOUSLY RECOMMENDS THAT ITS SHAREHOLDERS VOTE IN
FAVOR OF THE APPROVAL OF THE SUBADVISORY AGREEMENT.

Information Concerning the Transaction, Deutsche Bank, and
Scudder

Description of the Transaction

     On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, it is proposed that Scudder will change its name to Deutsche Investment Management (Americas) Inc. ("Deutsche") and will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management. The Transaction will take place in three steps:

  * First, in a merger pursuant to a separate Merger Agreement, the Zurich Financial entities that now own approximately
    82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

  * Second, Scudder will transfer its ownership interest in Threadneedle Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

  * Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments. In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Deutsche Bank." The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Fund, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that certain key agreements relating to the strategic partnership between Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct with such exceptions as would not have a material adverse effect on Scudder; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close early in the second quarter of 2002. Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," below. Information regarding Scudder's current business, including its stockholders, directors and officers is described below

Deutsche Bank

     Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world.
It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 U.S. open- and closed-end investment companies, which in the aggregate had $53 billion in assets as of December 31, 2001. Deutsche Asset Management is comprised of several entities that are separately incorporated and registered as investment advisers. As proposed, Scudder will for the immediate future remain a separate entity within the Deutsche Asset Management group. Deutsche Bank intends to utilize a dual employee structure to integrate Scudder into Deutsche Asset Management. After the Transaction, Deutsche Bank will guarantee the obligations of Scudder to the Company and other funds managed by Scudder.

     As discussed above, following the Transaction, Deutsche (formerly "Scudder") will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that time, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder. Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

Scudder

     Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

     On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

     The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

Directors and Officers of Scudder

Steven M. Gluckstern, 105 East 17th Street, Fourth Floor, New
York, New York 10003. Chairman of the Board and Director,
Scudder. Chief Executive Officer, Zurich Global Assets LLC.

Edmond D. Villani, 345 Park Avenue, New York, New York 10154.
President, Chief Executive Officer and Director, Scudder.
Managing Director, Scudder.

Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154.
General Counsel, Chief Compliance Officer, Chief Legal Officer and Secretary, Scudder. Managing Director, Scudder.

Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief
Investment Officer, Scudder. Managing Director, Scudder.

Chris C. DeMaio, 345 Park Avenue, New York, New York 10154.
Treasurer, Scudder. Managing Director, Scudder.

Nicholas Bratt, 345 Park Avenue, New York, New York 10154.
Corporate Vice President and Director, Scudder. Managing
Director, Scudder.

Lynn S. Birdsong, 345 Park Avenue, New York, New York, 10154.
Corporate Vice President and Director, Scudder. Managing
Director, Scudder.

Laurence W. Cheng, 54 Thompson Street, New York, New York 10012.
Director, Scudder. Chairman and Chief Executive Officer, Capital
Z Management, LLC.

Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles,
California 90010.  Director, Scudder. Chairman of the Board,
President and Chief Executive Officer, Farmers Group, Inc.

Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich,
Switzerland. Director, Scudder. Chief Financial Officer, Zurich
Financial.

     Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the Subadvisory Agreement or on its ability to operate its businesses in a manner consistent with its current practices.

     Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Ms. Birdsong. In addition, Messrs. Villani and Bratt and Ms. Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Scudder Investments Supplemental Profit Sharing Plan (collectively, the "Plans").

     Pursuant to the terms of each of the Zurich Scudder Investments Supplemental Employee Retirement Plan, Zurich Scudder Investments executive defined contribution plan and Zurich Scudder Investments Special Incentive Compensation Plan, upon consummation of the Transaction, the respective accounts of each participant in such Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.

     Scudder informed the Fund that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates') securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.

Board Considerations

     On March 1, 2002, the Board, including all of the Independent Directors, met to consider approval of the Subadvisory Agreement, the terms of which are identical to the Current Subadvisory Agreement. The Board was provided information about the general corporate structure of Deutsche Bank and views on the proposed acquisition. The Board, including the Independent Directors, carefully reviewed the materials presented by Deutsche Bank and Scudder. As a result of their review and consideration of the Transaction and the proposed Subadvisory Agreement, at a meeting on March 1, 2002, the Board voted unanimously to approve the Subadvisory Agreement and to recommend it to the shareholders of the Fund for their approval.

     In connection with its review, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction; and the future plans of Deutsche Bank and Scudder with respect to Scudder's affiliated entities and the Fund. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that Deutsche Bank intends to bring to the combined organization and the process being followed by Deutsche Bank and Scudder to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization.

     In submissions to the Board of Directors, Deutsche Bank identified as one of its main goals the maximization of value for the Fund's shareholders and for the shareholders of other funds managed by Scudder through its efforts to deliver superior investment performance, distinctive shareholder service experiences and competitive expense ratios. Deutsche Bank identified as one of the key focuses of the Transaction the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and Scudder. Those materials also informed the Board that Deutsche Bank intended to streamline and upgrade the combined organization's portfolio management teams, while providing them with improved portfolio analytics and tools, and implementing close management oversight. The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for Scudder. The Board also considered that Deutsche Bank intended to change the portfolio managers of the Fund after consummation of the Transaction. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization.

     In connection with its deliberations, the Board obtained certain assurances from Deutsche Bank, including the following:

  * Deutsche Bank has provided the Board with such information as is reasonably necessary to evaluate the Subadvisory
    Agreement.

  * Deutsche Bank's acquisition of Scudder enhances its core focus of expanding its global asset management business. With that focus, Deutsche Bank will devote to Scudder and its affairs the attention and resources designed to provide for the Fund top quality investment management services.

  * The Transaction is not expected to result in any adverse change in the investment management or operations of the Fund; and Deutsche Bank does not anticipate making any material change in the manner in which investment advisory services are rendered to the Fund which has the potential to have a material adverse effect upon the Fund.

  * Deutsche Bank is committed to the continuance, without interruption, of services to the Fund of at least the type and quality currently provided by Scudder and its affiliates, or superior thereto.

     Deutsche Bank and Zurich Financial intend to comply with
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of Scudder. The composition of the Board of the Fund is currently, and will, for so long as necessary to comply with
Section 15(f), continue to be, in compliance with this provision of Section 15(f).

     To meet the second condition of Section 15(f), no "unfair burden" may be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment advisor, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

     The Company is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Transaction. Deutsche Bank, Zurich Financial and the Company are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Transaction. Deutsche Bank, Zurich Financial and the Company have agreed that they and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund in connection with the Transaction. In furtherance thereof, Scudder has undertaken to pay the costs of preparing and distributing these proxy materials to, and of holding the Meetings of, the Fund's shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Fund and the Independent Directors. Because an unfair burden on the Fund would not occur as a result of the Transaction, compliance with this provision of Section 15(f) will be accomplished

     Description of the Subadvisory Agreement and Current Subadvisory Agreement. Under the Subadvisory Agreement (which is identical to the Current Subadvisory Agreement but for the name of the Subadvisor), the Subadviser furnishes the Adviser with investment advisory services conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information included in the Registration Statement of the Company, as in effect from time to time and in accordance with the Articles of Incorporation and By-Laws of the Company.
Subject to the supervision and control of the Adviser, which is in turn subject to the supervision and control of the Directors, the Subadviser in its discretion determines which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and places orders with and gives instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed.

     As compensation for its services, the Subadviser receives a monthly fee computed on a daily basis, at an annual rate equal to ..20% of the first $50,000,000, .15% of the next $200,000,000,
..12% of the next $750,000,000, and .10% of all over $1 billion of the current value of the net assets. The fee is paid by the Adviser, not the Fund.

     The date on which the Current Subadvisory Agreement was last submitted to a vote of security holders of the Fund was June 30, 2000. The purpose of that submission was the initial approval of the Current Subadvisory Agreement.. The Board last approved the Current Subadvisory Agreement on May 21, 2001.

     Information Concerning Adviser, Distributor and Affiliated Companies. The Adviser, an Ohio corporation, is the successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Company since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides administrative services and manages the Company's business affairs. Carillon Investments, Inc., a Ohio corporation that serves as the Funds' principal underwriter, is a wholly owned subsidiary of Union Central. The corporate headquarters of Union Central and Carillon's offices are located at 1876 Waycross Road, Cincinnati, Ohio 45240. The Adviser's offices are located at 312 Elm Street, Suite 1212, Cincinnati, Ohio 45202. The Adviser currently serves as investment adviser of 23 open-end management investment companies having approximate aggregate net assets in excess of $800 million as of December 31, 2001.
     The following chart sets forth (as of each fund's last fiscal year end), the fees and other information regarding investment companies advised by Scudder that have similar investment objectives to the Fund:

Fund or Portfolio                              Investment Advisory Fees Paid
Government Securities Portfolio                0.220% to $500 million
(Cash Account Trust)                           0.200% next $500 million
Maximum current income consistent with         0.175% next $1 billion
stability of capital                           0.160% next $1 billion
                                               0.150% over $3 billion*
                                               $1,833,917,431

Government Securities Portfolio                0.220% to $500 million
(Cash Equivalent Fund)                         0.200% next $500 million
Maximum current income consistent with         0.175% next $1 billion
stability of capital                           0.160% next $1 billion
                                               0.150% over $3 billion***
                                               $498,040,269

Government Securities Portfolio                0.150% of net assets
(Investors Cash Trust)                         $487,810,268
Maximum current income consistent with
stability of capital

Money Market Portfolio                         0.220% to $500 million
(Cash Account Trust)                           0.200% next $500 million
Maximum current income consistent with         0.175% next $1 billion
stability of capital                           0.160% next $1 billion
                                               0.150% next $3 billion*
                                               $10,258,067,219

Money Market Portfolio                         0.220% to $500 million
(Cash Equivalent Fund)                         0.200% next $500 million
Maximum current income consistent with         0.175% next $1 billion
stability of capital                           0.160% next $1 billion
                                               0.150% over $3 billion***
                                               $913,512,410

Scudder Cash Reserves Fund                     0.400% to $250 million
Maximum current income to the extent           0.380% next $750 million
consistent with stability of principal         0.350% next $1.5 billion
                                               0.320% next $2.5 billion
                                               0.300% next $2.5 billion
                                               0.280% next $2.5 billion
                                               0.260% next $2.5 billion
                                               0.250% over $12.5 billion
                                               $594,927,445

Scudder Cash Investment Trust                  0.500% to $250 million
To maintain stability of capital, and          0.450% next $250 million
consistent with that, to maintain liquidity    0.400% next $500 million
of capital and to provide current income       0.350% next $500 million
                                               0.335% next $500 million
                                               0.320% over $2 billion
                                               $1,338,276,105

Scudder Money Market Series                    0.250% of net assets
High level of current income as is             $9,294,897,783
consistent with liquidity, preservation of
capital and the fund's investment policies

Scudder U.S. Treasury Money Fund               0.400% to $500 million
Current income consistent with safety,         0.385% next $500 million
liquidity, and stability of capital            0.370% over $1 billion
                                               $383,802,179

Treasury Portfolio (Investors Cash Trust)      0.150% of net assets
Maximum current income consistent with         $88,490,940
stability of capital

Zurich Government Money Fund                   0.500% to $215 million
Maximum current income to the extent           0.375% next $335 million
consistent with stability of principal         0.300% next $250 million
                                               0.250% over $800 million****
                                               $751,421,981

Zurich Money Market Fund                       0.500% to $215 million
Maximum current income to the extent           0.375% next $335 million
consistent with stability of principal         0.300% next $250 million
                                               0.250% over $800 million****
                                               $5,786,712,431

Zurich YieldWise Government Money Fund         0.500% to $215 million
Maximum current income to the extent           0.375% next $335 million
consistent with stability of principal         0.300% next $250 million
                                               0.250% over $800 million
                                               $387,549,405

Zurich YieldWise Money Fund                    0.500% to $215 million
Maximum current income to the extent           0.375% next $335 million
consistent with stability of principal         0.300% next $250 million
                                               0.250% over $800 million
                                               $978,162,130

Investors Florida Municipal Cash Fund          0.220% to $500 million
Maximum current income, that is exempt         0.200% next $500 million
from federal income tax, to the extent         0.175% next $1 billion
consistent with stability of capital           0.160% next $1 billion
                                               0.150% over $3 billion**
                                               $56,982,158

Investors Michigan Municipal Cash Fund         0.220% to $500 million
Maximum current income, that is exempt         0.200% next $500 million
from federal and Michigan income taxes,        0.175% next $1 billion
to the extent consistent with stability        0.160% next $1 billion
of capital                                     0.150% over $3 billion**
                                               $29,349,803

Investors New Jersey Municipal Cash Fund       0.220% to $500 million
Maximum current income, that is exempt         0.200% next $500 million
from federal and New Jersey income taxes,      0.175% next $1 billion
to the extent consistent with stability        0.160% next $1 billion
of capital                                     0.150% over $3 billion**
                                               $77,045,997

Investors Pennsylvania Municipal Cash Fund     0.220% to $500 million
Maximum current income, that is exempt from    0.200% next $500 million
federal and Pennsylvania income taxes, to      0.175% next $1 billion
the extent consistent with stability           0.160% next $1 billion
of capital                                     0.150% over $3 billion**
                                               $24,521,124

Scudder Tax-Free Money Fund                    0.500% to $500 million
Income exempt from regular federal             0.480% over $500 million
income tax and stability of principal          $345,090,771
through investments in municipal
securities

Tax-Exempt California Money Market Fund        0.220% to $500 million
Maximum current income, that is exempt         0.200% next $500 million
from federal and State of California           0.175% next $1 billion
income taxes, to the extent consistent         0.160% next $1 billion
with stability of capital                      0.150% over $3 billion
                                               $512,542,678

Tax-Exempt New York Money Market Fund          0.220% to $500 million
Maximum current income that is exempt from     0.200% next $500 million
federal, New York State and New York City      0.175% next $1 billion
income taxes, to the extent consistent         0.160% next $1 billion
with stability of capital                      0.150% over $3 billion**
                                               $175,481,067

Tax-Exempt Portfolio (Cash Account Trust)      0.220% to $500 million
Maximum current income that is exempt from     0.200% next $500 million
federal income taxes to the extent             0.175% next $1 billion
consistent with stability of capital           0.160% next $1 billion
                                               0.150% over $3 billion*
                                               $957,821,674

Tax-Exempt Portfolio (Cash Equivalent Fund)    0.220% to $500 million
Maximum current income that is exempt from     0.200% next $500 million
federal income taxes to the extent consistent  0.175% next $1 billion
with stability of capital                      0.160% next $1 billion
                                               0.150% over $3 billion
                                               $287,473,181

Zurich Tax-Free Money Fund                     0.500% to $215 million
Maximum current income that is exempt from     0.375% next $335 million
federal income taxes to the extent             0.300% next $250 million
consistent with stability of principal         0.250% over $800 million****
                                               $745,352,528

Zurich YieldWise Municipal Money Fund          0.5005 to $215 million
Maximum current income that is exempt from     0.375% next $335 million
regular federal income taxes to the extent     0.300% next $250 million
consistent with stability of principal         0.250% over $800 million
                                               $440,593,257

*    Payable in the aggregate for each of the Government
Securities Portfolio, Money Market Portfolio, and Tax-Exempt
Portfolio series of Cash Account Trust.

**   Payable in the aggregate for each of the Investors Florida
Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Fund series of Investors Municipal Cash Fund.

***  Payable in the aggregate for each of the Government
Securities Portfolio and Money Market Portfolio series of Cash
Equivalent Fund.

**** Payable in the aggregate for each of the Zurich Government
Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money
Fund series of Zurich Money Funds.

     In 2001, the Fund paid the Adviser $6,319.51 pursuant to an Administrative Services Agreement adopted November 9, 2001.
These services will continue to be provided.

     The principal executive officers and directors of the Adviser and their principal occupations are:

Name and                Position with       Principal Occupation(s)
Address                  the Adviser        During Past Two Years
----------------------------------------------------------------------------
<s>                        <c<              <c>
Steven R. Sutermeister     Director,         Senior Vice President, Union
                           President         Central; Director,
                           and Chief         President and Chief Executive
                           Executive         Officer, Summit Group of Mutual
                           Officer           Funds; Director, Carillon
                                             Investments, Inc.


Gary T. Huffman            Director          Executive Vice President,
                                             Union Central

Dale D. Johnson            Director          Senior Vice President,
                                             Union Central

D. Stephen Cole            Vice President    Vice President, Adviser

Thomas G. Knipper          Treasurer         Controller and Treasurer,
                                             Summit Group of Mutual Funds

John F. Labmeier           Secretary         Vice President, Associate General
                                             Counsel and Assistant Secretary,
                                             Union Central; Vice President and
                                             Secretary, Summit Group of Mutual
                                             Funds and Carillon Investments,
                                             Inc.

John M. Lucas              Assistant         Second Vice President, Counsel
                           Secretary         and Assistant Secretary, Union
                                             Central; prior thereto, Counsel
                                             and Assistant to Secretary, Union
                                             Central

The business address of Messrs. Sutermeister, Cole and Knipper is 312 Elm Street, Cincinnati, Ohio 45202. The business address of
Messrs. Huffman, Johnson, Labmeier and Lucas is 1876 Waycross
Road, Cincinnati, Ohio 45240.

Recommendation of the Board. At a meeting held on March 1, 2002, the Board, including all of the Independent Directors, voted unanimously to approve the Subadvisory Agreement and to recommend to shareholders that they vote "FOR" this proposal.

Vote Required. The affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of each Fund and Portfolio whose shareholders are eligible to vote on this proposal is required. This means that each proposal must be approved by the lesser of (i) 67% of the shares of the relevant Funds and Portfolios present at a meeting of shareholders if the owners of more than 50% of those shares then outstanding are present in person or by proxy or (ii) more than 50% of the relevant Fund(s) outstanding shares ("1940 Act Majority").

SHAREHOLDER PROPOSALS. THE COMPANY DOES NOT HOLD ANNUAL MEETINGS OF SHAREHOLDERS. SHAREHOLDERS WISHING TO SUBMIT PROPOSALS FOR INCLUSION IN A PROXY STATEMENT AND FORM OF PROXY FOR A SUBSEQUENT SHAREHOLDERS' MEETING SHOULD SEND THEIR WRITTEN PROPOSALS TO THE SECRETARY OF THE COMPANY, 1876 WAYCROSS ROAD, CINCINNATI, OHIO 45240. THE COMPANY HAS NOT RECEIVED ANY SHAREHOLDER PROPOSALS TO BE PRESENTED AT THIS MEETING.

                           OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                              By Order of the Board of Directors,



                              John F. Labmeier
                              Secretary
                              Summit Mutual Funds, Inc.

March 27, 2002

91428

                             EXHIBIT A
                       SUBADVISORY AGREEMENT


THIS AGREEMENT is between Summit Investment Partners, Inc. (the
"Adviser") and Deutsche Investment Management Americas, Inc. (the
"Subadviser").

                        W I T N E S S E T H

WHEREAS, Summit Mutual Funds, Inc. (the "Company") is a corporation organized under the laws of the state of Maryland with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "1940 Act");

WHEREAS, Adviser and Subadviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended
(the "Advisers Act");

WHEREAS, the Board of Directors of the Company (the "Directors") have engaged Adviser to act as the investment manager for the Summit Money Market Fund (the "Fund"), one series of the Company, under the terms of the investment advisory agreement with the Fund dated as of November 9, 2001 (the "Advisory Agreement"); and

WHEREAS, Adviser has engaged Subadviser and the Directors have approved the engagement of Subadviser to provide investment advice and other investment services set forth below.

NOW, THEREFORE, Adviser and Subadviser agree as follows:

1. Investment Services. Subadviser will furnish Adviser with investment advisory services conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus ("Prospectus") and Statement of Additional Information ("SAI") included in the Registration Statement of the Company, as in effect from time to time (together, the "Registration Statement") and in accordance with the Articles of Incorporation and By-Laws of the Company. Adviser will promptly furnish Subadviser with any amendments to such documents. Such amendments will not be deemed effective with respect to Subadviser until Subadviser's receipt thereof.

Subject to the supervision and control of Adviser, which is in turn subject to the supervision and control of the Directors, Subadviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Fund will be maintained by a custodian bank (the "Custodian") and Adviser will authorize the Custodian to honor orders and instructions by employees of Subadviser authorized by Subadviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the 1940 Act or the Advisers Act or as may be necessary for Subadviser to supply to Adviser, the Fund or the Fund's shareholders the information required to be provided by Subadviser hereunder. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser agrees that all records it maintains for the Fund are the property of the Company and further agrees to surrender promptly to the Company or Adviser any such records upon the Company's or Adviser's request. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Company.

In furnishing the services under this Agreement, Subadviser will comply with the requirements of: (i) the 1940 Act applicable to it, and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or Federal law; (iv) the Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Adviser provided to the Subadviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement of the Company in effect; and (vi) the Registration Statement of the Company. Notwithstanding the foregoing, Subadviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Adviser or its authorized agents is required to enable Subadviser to monitor compliance with such limitations or restrictions unless agreed upon between Adviser and Subadviser in writing.

Nothing in this Agreement shall be implied to prevent Adviser from engaging other subadvisers to provide investment advice and other services to series or portfolios of the Company for which Subadviser does not provide such services, or to prevent Adviser from providing such services itself in relation to the Fund or such other series or portfolios.

Subadviser shall be responsible for the preparation and filing of
Schedule 13-G and Form 13-F on behalf of the Fund. Subadviser shall not be responsible for the preparation or filing or any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed in writing.

2.  Delivery of Documents to Subadviser.  Adviser has furnished
Subadviser with copies of each of the following documents:

    (a) The Articles of Incorporation of the Company as in effect on the date hereof;

    (b) The By-laws of the Company in effect on the date hereof:

    (c) The resolutions of the Directors approving the engagement of Subadviser as investment manager of the Fund and approving the form of this Agreement;

    (d) The resolutions of the Directors selecting Adviser as investment manager to the Fund and approving the form of the Adviser's Advisory Agreement with the Fund;

    (e) Adviser's Advisory Agreement with the Fund;

    (f) The Code of Ethics of the Company and of Adviser as currently in effect; and

    (g) A list of companies the fixed-income securities of which are not to be bought or sold for the Company.

Adviser will furnish Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (a) though (f) above will be provided within 30 days of the time such materials became available to Adviser. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to Adviser.

3.  Delivery of Documents to Adviser.  Subadviser has furnished
Adviser with copies of each of the following documents:

    (a) Subadviser's Form ADV as filed with the Securities and Exchange Commission;

    (b) Subadviser's most recent balance sheet;

    (c) Separate lists of persons who Subadviser wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets;

    (d) The Code of Ethics of Subadviser as currently in effect.

        Subadviser will furnish Adviser from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to Subadviser.

4. Investment Advisory Facilities. Subadviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

5. Execution of Fund Transactions. In connection with the investment and reinvestment of the assets of the Fund, Subadviser is responsible for the selection of broker-dealers (which may include broker-dealers affiliated with Subadviser) to execute purchase and sale transactions for the Fund in conformity with the policy with respect to brokerage as set forth in the Company's Registration Statement, or as the Directors may determine from time to time, as well as negotiation of brokerage commission rates with such executing broker-dealers.

In selecting broker-dealers, Subadviser's primary consideration will be to seek to obtain best overall execution, and will also take into consideration additional factors such as price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Consistent with this, Subadviser may bunch orders for the Fund with orders for other clients. In addition, when several brokers appear to offer comparable results, Subadviser may select brokers that provide research or statistical material or other services to Subadviser. Such allocation shall be in such amounts and proportions as Subadviser shall determine and Subadviser will report on said allocations, if any, to Adviser regularly as reasonably requested by Adviser. Subadviser may also authorize the payment of brokerage commissions that are higher than commissions another broker might charge, if Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage and research services provided, viewed in terms of either that particular transaction or Subadviser's ongoing responsibilities with respect to the Fund.

6. Reports by Subadviser and Records of the Fund. Subadviser shall furnish Adviser with reports concerning transactions and performance of the Fund, including information required to be disclosed in the Company's Registration Statement, in such form and frequency as may be mutually agreed, to review the Fund and discuss the management of it. Subadviser shall permit the financial statements, books and records with respect to the Fund to be inspected and audited by the Company, Adviser or their agents at all reasonable times during normal business hours upon prior written notice to Subadviser. Subadviser shall immediately notify and forward to Adviser any legal process served upon it on behalf of Adviser or the Company. Subadviser shall promptly notify Adviser of any changes in any information of which Subadviser becomes aware that would be required to be disclosed in the Company's Registration Statement.

7. Compensation of Subadviser. The amount of the compensation to Subadviser is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rates shown below.

For all services rendered, Adviser will calculate and pay Subadviser at the annual rate of .20 of 1% on the first $50 million in net assets of the Fund, .15 of 1% on the next $200 million in net assets of the Fund, .12 of 1% on the next $750 million in net assets of the Fund and .10 of 1% on net assets of the Fund greater than $1 billion.

In computing the fee to be paid to Subadviser, the net asset value of the Fund shall be valued as set forth in the then current Registration Statement of the Company. If this Agreement is terminated, the payment shall be prorated to the date of termination.

Adviser and Subadviser shall not be considered to be partners or participants in a joint venture. Subadviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Adviser, the Company or the Fund. Except as otherwise provided herein, Adviser, the Company and the Fund will not be obligated to pay any expenses of Subadviser.

8. Confidential Treatment. It is understood that any information or recommendation supplied by Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only in connection with the business of the Fund by Adviser, the Company, the Fund or such persons Adviser may designate. It is also understood that any information supplied to Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by Subadviser in connection with its obligation to provide investment advice and other services to the Fund.

9. Representations and Warranties of the Parties. Each party to this Agreement hereby represents and warrants that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it will use commercially reasonable efforts to maintain such registration during the term of this Agreement; (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

Adviser further represents and warrants to Subadviser that (i) the appointment of Subadviser by Adviser has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the 1940 Act, the Company's Articles of Incorporation and By-Laws and other applicable law.

10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, Subadviser shall not be liable to the Company, the Fund the Fund's shareholders or Adviser for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or Adviser in connection with any service to be provided herein, including, without limitation, any loss suffered as a result of Subadviser's reasonable reliance on information provided by the Fund's Custodian or fund accountant or any loss suffered as a result of the Fund's net asset value per share falling below $1.00.

Adviser agrees that Subadviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Fund on the basis of any information which might, in Subadviser's opinion, constitute a violation of any Federal or state laws, rules or regulations.

11. Other Activities of Subadviser. Adviser agrees that Subadviser and any of its officers, directors or employees, and persons affiliated with it or with any such officer, director or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interest in property the same as or similar to those which are selected for purchase, holding or sale for the Fund, and Subadviser shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Fund. Adviser further acknowledges that Subadviser shall in all respects be free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. Adviser understands that Subadviser shall not favor or disfavor any of Subadviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among Subadviser's clients over a period of time on a fair and equitable basis.

Nothing in this Agreement shall impose upon Subadviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Fund any security which it, its officers, directors, affiliates or employees may purchase or sell for Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any other client of Subadviser, advisory or otherwise or (ii) to abstain from the purchase or sale of any security for Subadviser's other clients, advisory or otherwise, which Adviser has placed on the list provided pursuant to paragraph 2(g) of this Agreement.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by Adviser or Subadviser upon 60 days written notice, and will automatically terminate in the event of (i) its assignment by either party to this Agreement, as defined in the 1940 Act; or (ii) termination of Adviser's Advisory Agreement with the Fund, PROVIDED, HOWEVER, that Subadviser has received prior written notice thereof.

13. Notification. Subadviser will notify Adviser within a reasonable time of any change in the personnel of Subadviser with responsibility for making investment decisions in relation to the Fund or who have been authorized to give instructions to a Custodian of the Fund.

Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Adviser:     SUMMIT INVESTMENT PARTNERS, INC.
             Attention:  John F. Labmeier
                         Associate General Counsel
                         1876 Waycross Road
                         Cincinnati, OH  45240

Subadviser:  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.
             Attention:  Nicholas J. Griparich
                         Vice President
                         345 Park Avenue
                         New York, NY 10154

With a copy to the Legal Department at the same address

14. Indemnification. Subadviser agrees to indemnify and hold harmless Adviser, any affiliated person with the meaning of
Section 2(a)(3) of the 1940 Act ("affiliated person") of Adviser and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("Controlling Person") Adviser, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Adviser's Act, under any other statute, at common law or otherwise, arising out of Subadviser's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misfeasance, bad faith or gross negligence by Subadviser, any of Subadviser's employees, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a Prospectus or SAI covering the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by Subadviser to Adviser, the Company, the Fund or any affiliated person of Adviser or the Company expressly for use in the Company's Registration Statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Company's Registration Statement or (3) to the extent of, and as a result of, the failure of Subadviser to execute, or cause to be executed, Fund transactions according to the standards and requirements of the 1940 Act; PROVIDED, HOWEVER, that in no case is Subadviser's indemnity in favor of Adviser or any affiliated person or controlling person of Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Adviser agrees to indemnify and hold harmless Subadviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of Subadviser and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls Subadviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Adviser's Act, under any other statute, at common law or otherwise, arising out of Adviser's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misfeasance, bad faith, or gross negligence by Adviser, any of Adviser's employees or representatives or any affiliate of or any person acting on behalf of Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a Prospectus or SAI covering the Company or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such statement or omission was made other than in reliance upon written information furnished by Subadviser expressly for use in the Company's Registration Statement or other than upon verbal information confirmed by Subadviser in writing expressly for use in the Company's Registration Statement; PROVIDED, HOWEVER, that in no case is Adviser's indemnity in favor of Subadviser or any affiliated person or controlling person of Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Governing Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws provisions thereof.

16. Miscellaneous: This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. This Agreement may be executed in any number of counterparts, each counterpart constitutes an original but all together one and the same instrument and agreement. In case any provision of this Agreement shall be held to be invalid or unenforceable in whole or in part, neither the validity nor the enforceability of the remainder of this Agreement shall in any way be affected.

The effective date of this agreement is April 8, 2002.

FOR ADVISER:                      FOR SUBADVISER:




__________________________        _________________________
Name:                             Name:




Date:  ____________________       Date:  ____________________

[logo]  SUMMIT
        MUTUAL
        FUNDS
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 OF SUMMIT MUTUAL FUNDS, INC.

            Proxy for special meeting of Shareholders
                  of Summit Mutual Funds, Inc.

The undersigned hereby appoints Thomas G. Knipper, John F. Labmeier, and John M. Lucas, or any of them, to be attorneys and proxies of the undersigned at a special meeting of shareholders of Summit Mutual Funds, Inc. to be held on Monday, April 8, 2002, at 9:00 a.m., Eastern Time at the Queen City Club, 331 East Fourth Street, Cincinnati, Ohio 45202 and any adjournment thereof, and to represent and cast votes held on record by the undersigned on Monday, April 8, 2002, upon the proposal below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

Proposal - To approve a Sub-advisory agreement between
           Deutsche and the Adviser.

                                   FOR     AGAINST     ABSTAIN
                                    --        --          --
                                   |  |      |  |        |  |
                                    --        --          --

        (The Board of Directors recommends a vote FOR)

IN THE DISCRETION OF THE BOARD OF DIRECTORS, ON SUCH OTHER
BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.

This Proxy will be voted, and voted as specified. If no specifications are made, the Proxy will be voted in favor of the proposal(s) in accordance with the Board of Directors recommendation.

Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by an attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


                          Dated:__________________________,2002


                           ----------------------------------
                               (Signature of Shareholder)


                           ----------------------------------
                           (Signature of Joint Owner, if any)


THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER AT ANY TIME PRIOR TO
THE SPECIAL MEETING.


Please sign and date this proxy and return it promptly in the enclosed envelope.

2